web.com

WEB.COM GROUP, INC.
12808 GRAN BAY PARKWAY WEST
JACKSONVILE, FL 32258

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect two directors to hold office until the 2020 Annual Meeting of Stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 David L. Brown 02 Timothy I. Maudlin

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the selection of Ernst & Young LLP as the Company's independent registered certified public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR for the following proposal:

	1 year	2 years	3 years	Abstain
3. To indicate, on an advisory basis, the preferred frequency (i.e., Every year, Every 2 years or Every 3 years) of the stockholder advisory votes on executive compensation of the Company's named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
4. To provide an advisory vote on the Company's executive compensation for named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

0000325700_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com .

WEB.COM GROUP, INC.
Annual Meeting of Stockholders
May 10, 2017 at 10:30 A.M. Local Time
This proxy is solicited by the Board of Directors

THE UNDERSIGNED HEREBY APPOINTS DAVID L. BROWN, KEVIN M. CARNEY, AND MATTHEW P. MCCLURE, AND EACH OF THEM, AS PROXIES FOR THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION AND REVOCATION, TO VOTE ALL OF THE SHARES OF STOCK OF WEB.COM GROUP, INC. THAT THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS OF WEB.COM GROUP, INC. TO BE HELD AT WEB.COM GROUP, INC., 12808 GRAN BAY PARKWAY WEST, JACKSONVILLE, FLORIDA 32258, ON MAY 10, 2017 AT 10:30 A.M. (LOCAL TIME), AND AT ANY AND ALL POSTPONEMENTS AND ADJOURNMENTS THEREOF, WITH ALL POWERS THAT THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, ON THE MATTERS LISTED ON THE REVERSE SIDE AND IN ACCORDANCE WITH THE FOLLOWING INSTRUCTIONS, WITH DISCRETIONARY AUTHORITY AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed and returned, will be voted in the manner directed herein. If no direction is indicated, this proxy will be voted FOR Proposals 1, 2 and 4 and FOR 1 year for Proposal 3, as more specifically described in the proxy statement, and in the discretion of the proxy holders upon any other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

0000325700_2 R1.0.1.15

Continued and to be signed on reverse side

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 10, 2017

WEB.COM GROUP, INC.

web.com®

WEB.COM GROUP, INC.
12808 GRAN BAY PARKWAY WEST
JACKSONVILE, FL 32258

0000325699_1 R1.0.1.15

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 13, 2017
Date: May 10, 2017 **Time:** 10:30 AM EDT
Location: WEB.COM GROUP, INC.
12808 Gran Bay Parkway West
Jacksonville, FL 32258

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement 2. Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000325699_2 R1.0.1.15

Voting items

The Board of Directors recommends you vote FOR the following:

1. To elect two directors to hold office until the 2020 Annual Meeting of Stockholders.

Nominees

01 David L. Brown   02 Timothy I. Maudlin

The Board of Directors recommends you vote FOR the following proposal:

2. To ratify the selection of Ernst & Young LLP as the Company's independent registered certified public accounting firm for the fiscal year ending December 31, 2017.

The Board of Directors recommends you vote 1 YEAR for the following proposal:

3. To indicate, on an advisory basis, the preferred frequency (i.e., Every year, Every 2 years or Every 3 years) of the stockholder advisory votes on executive compensation of the Company's named executive officers.

The Board of Directors recommends you vote FOR the following proposal:

4. To provide an advisory vote on the Company's executive compensation for named executive officers.

0000325699_3 R1.0.1.15